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                                                                    EXHIBIT 99.1


(WHITEHALL LOGO 1)

                               (WHITEHALL GRAPHIC)

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 24, 2004

                                                                (WHITEHALL LOGO)



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Forward Looking Statements

This presentation contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this presentation, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment as of the date of this presentation with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. Whitehall Jewellers undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward-looking statements contained in this presentation:
(1) a change in economic conditions or the financial markets which negatively impacts the retail sales environment and reduces discretionary spending on goods such as jewelry; (2) reduced levels of mall traffic caused by economic or other factors; (3) our ability to execute our business strategy and the related effects on comparable store sales and other results; (4) the extent and results of our store expansion strategy and associated occupancy costs, and access to funds for new store openings; (5) the high degree of fourth quarter seasonality of our business; (6) the extent and success of our marketing and promotional programs; (7) personnel costs and the extent to which we are able to retain and attract key personnel; (8) the effects of competition; (9) the availability and cost of consumer credit; (10) relationships with suppliers; (11) our ability to maintain adequate information systems capacity and infrastructure; (12) our leverage and cost of funds and changes in interest rates that may increase such costs; (13) our ability to maintain adequate loss prevention measures; (14) fluctuations in raw material prices, including diamond, gem and gold prices;
(15) developments relating to the consolidated Capital Factors actions and the related SEC and U.S. Attorney's office investigations, and shareholder and other civil litigation including the impact of such developments on our results of operations and financial condition and relationship with our lenders or with our vendors; (16) regulation affecting the industry generally, including regulation of marketing practices; (17) the successful integration of acquired locations and assets into our existing operations; and (18) the risk factors identified from time to time in our filings with the SEC.

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Company Highlights

-     386 Fine Jewelry Stores in Regional Malls (38 states)

      -     Whitehall Co. Jewellers (329 Stores)

      -     Lundstrom Jewelers (57 Stores)

-     5th Largest Fine Jewelry Specialty Retailer in USA *

-     Unique Business Model in Consolidating Industry

* Number of Stores

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The Whitehall Concept

-     Small Store Format

-     No Credit Risk

-     Merchandise for a Middle Income to Affluent Customer Base

                                                                (WHITEHALL LOGO)

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Real Estate Strategy

-     Small Store - Prototype approx. 800 - 900 square feet

      -     Numerous Site Opportunities

      -     Lower Occupancy Expense

      -     Lower Personnel Expense

-     Attractive Stores in Key Locations

      -     Key Corner Locations - High Traffic

      -     Open Store Fronts

      -     Showcases on Lease Line

-     Productive Stores

      -     Sales of over $1,000 per Square Foot

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                             (2 WHITEHALL GRAPHICS)

                                                                (WHITEHALL LOGO)


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Store Growth

-     Rapid Growth in the 1990's

-     Continued Growth in the 2000's

      -     Approx. 90% of Growth Under Whitehall Brand

      -     Growth Concentrated in Existing Markets

      -     Opened 21 New Stores in Fiscal 2003

      -     6 Stores to Open in Fiscal 2004


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New Store Growth

                                  (BAR CHART)

                  1995  1996    1997    1998    1999    2000   2001    2002   2003   2004
EXISTING STORES   146   164     191     250     290     348    364     370    380    386
NEW STORES        15    20      30      70      46      66     27      17     21     6


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Store Locations - 2004


                                 (MAP GRAPHIC)

                386 STORES IN 38 STATES OPEN AS OF JUNE 24, 2004

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Fiscal 2003 Sales Recap

-     Improved Second Half Comparable Store Sales Performance - New Sales
      Initiatives

      -     Movado/ESQ Watches

      -     Special Events

      -     New Stores

      -     Target Stores

      -     Hiring and Training Process

      -     Re-display Initiative

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Comp Sales Growth - Fiscal 2003

                                  (BAR CHART)

        1st Qtr          2nd Qtr        3rd Qtr         4th Qtr
        -8.7               -7.2            3.9            6.0

                                                                (WHITEHALL LOGO)

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Total Sales

                                  (BAR CHART)

        1999             2000       2001        2002        2003
        $315.4          $355.1     $338.9       $341.0      $344.7

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Fiscal 2003 - Recap

-     Comp Sales Down .6%

-     Gross Margin Pressure

-     Controlled Operating Expenses (excluding Capital Factors related matters)

-     Capital Factors Matters

      -     Civil Litigation

      -     Government Investigations

      -     Professional Fees and other charges: $21.9 million

                                                                (WHITEHALL LOGO)

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Governance Matters

-     Board of Directors

-     Hired Director of Internal Audit

-     Hired Executive Vice President of Merchandising

-     Recruiting New Position COO / President

-     To Recruit New Position General Counsel

-     Long Term Focus

                                                                (WHITEHALL LOGO)

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                             (2 WHITEHALL GRAPHICS)

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